Exhibit 10.20

FIRST AMENDMENT TO THE
AMENDED AND RESTATED LIMITED LIABILITY COMPANY AGREEMENT
OF
NEW RSG HOLDINGS, LLC

The undersigned, being the Manager and holders of a majority of the outstanding Common Units of New RSG Holdings, LLC, a Delaware limited liability company (the “Company”), desire to amend, as of February 17, 2022, the Amended and Restated Limited Liability Company Agreement of the Company, dated as of September 30, 2021 (the “Agreement”). Capitalized terms used but not otherwise defined herein shall have the respective meanings set forth in the Agreement.

1.
Amendments.
(a)
The following definition is added after “Indemnified Person” and before “Investment Company Act”:

“Intended IPO Step-Up Allocation” means with respect to any tax basis adjustment pursuant to Section 743 of the Code arising as a result of the IPO and any transactions related thereto, the allocation of income, gain, loss, deduction or credit attributable to such adjustment (directly or indirectly) to the Manager or the applicable member of the Manager’s “affiliated group” (within the meaning of Section 1504(a)(1) of the Code).

(b)
Section 5.05(c) of the Agreement is hereby amended and restated to read in its entirety as follows:

“(c) If the Book Value of any asset of the Company is adjusted pursuant to Section 5.01(b), including adjustments to the Book Value of any asset of the Company in connection with the execution of this Agreement, subsequent allocations of items of taxable income, gain, loss and deduction with respect to such asset shall take account of any variation between the adjusted basis of such asset for federal income tax purposes and its Book Value using the traditional method set forth in Treasury Regulations Section 1.704-3(b); provided that the Manager may cause the Company to apply the “remedial” method in respect of any adjustment in connection with the contribution of interests of RSG LLC to the Company to the extent the Manager determines in good faith that such election is necessary to achieve an allocation of income, gain, loss, deduction or credit consistent with the Intended IPO Step-Up Allocation.”

(c)
Section 15.03(a) of the Agreement is hereby amended to read as follows:

“(a) to this Section 15.03 may be made without the prior written consent of the Manager and the holders of a majority of the Units

(excluding all Common Units held directly or indirectly by the Corporation);”

(d)
A new Section 15.19 is hereby added to the Agreement as follows:

“Section 15.19 Voting of Units in RSG LLC. Notwithstanding any provision in this Agreement to the contrary, neither the Manager nor the Members of the Company will vote any units or membership interests of RSG LLC held by the Company (or execute any written consent or similar instrument or take any similar action on behalf of the Company in its capacity as a member of RSG LLC) with respect to (i) any amendment to the limited liability company agreement of RSG LLC or (ii) any other matter for which the vote or approval of the members of RSG LLC is required or is being sought, in each case unless the Company has received the prior written approval of the holders of a majority of the Company’s Common Units then outstanding (excluding all Common Units held directly or indirectly by the Corporation).”

2.
Waiver. The undersigned hereby waive any past noncompliance by the Company with the terms and provisions of Section 5.05(c) of the Agreement.
3.
Effect on Agreement. Except as specifically amended above, the Agreement shall remain in full force and effect and is hereby ratified and confirmed.
4.
Approval of Amendment to RSG LLC Agreement. By executing this Agreement, the Members of the Company authorize the Manager to vote all of the Units of RSG LLC held by the Company to approve and/or consent to that certain amendment to the limited liability company agreement of RSG LLC of even date herewith, substantially in the form reviewed by the Members.
5.
Counterparts; Facsimile. This Amendment may be executed in any number of counterparts (and may be transmitted via facsimile), each of which shall be deemed an original and all of which taken together shall constitute one and the same instrument.
6.
Governing Law. THIS AMENDMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF DELAWARE.

* * * * * *

IN WITNESS WHEREOF, the party hereto has caused this First Amendment to the Amended and Restated Limited Liability Agreement of New RSG Holdings, LLC to be duly executed as of the date set forth in the introductory paragraph hereof.

MANAGER:

RYAN SPECIALTY GROUP HOLDINGS, INC.

By: /s/ Patrick G. Ryan

Name: Patrick G. Ryan

Title: Chairman and Chief Executive Officer

[Signature Page to First Amendment to Amended and Restated Limited Liability Company Agreement]

UNITHOLDERS:

RYAN SPECIALTY GROUP HOLDINGS, INC.

By: /s/ Patrick G. Ryan

Name: Patrick G. Ryan

Title: Chairman and Chief Executive Officer

RSG INTERMEDIATE HOLDCO, INC.

By: /s/ Patrick G. Ryan

Name: Patrick G. Ryan

Title: Chairman and Chief Executive Officer

ONEX RSG HOLDINGS I INC.

By: /s/ Patrick G. Ryan

Name: Patrick G. Ryan

Title: Chairman and Chief Executive Officer

OTHER UNITHOLDERS:

By: /s/ Patrick G. Ryan
Name: Patrick G. Ryan
Title: Chief Executive Officer of Ryan

Specialty Group Holdings, Inc.

Acting as attorney-in-fact for certain

Unitholders of New RSG Holdings,

LLC

[Signature Page to First Amendment to Amended and Restated Limited Liability Company Agreement]